EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FICO Score

                 Total Balance                   Adjusted Balance[1]
FICO             ------------------       LTV    -------------------    WA Loan Balance      WAC
                      Amount   %[2]                  Amount     %[2]
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
FICO NA             45964.05      0%   > 65.0             0        0%            45,964   10.600
0 - 500            1,247,833      0%   > 65.0     1,157,063        0%            89,131    9.164
500.01 - 550     143,535,702     23%   > 70.0   102,699,869       16%           117,364    9.070
550.01 - 575      95,786,230     15%   > 70.0    69,550,481       11%           126,869    8.601
575.01 - 600      81,500,014     13%   > 70.0    64,809,921       10%           126,357    8.188
600.01 - 620      64,278,404     10%   > 70.0    53,380,559        8%           145,098    7.736
620.01 - 650     100,838,563     16%   > 80.0    43,958,401        7%           151,182    7.450
650.01 - 680      72,959,941     11%   > 80.0    21,808,437        3%           163,587    7.132
680.01 - 700      25,216,692      4%   > 85.0     4,160,561        1%           147,466    7.061
700.01 - 750      39,012,898      6%   > 85.0     4,163,127        1%           176,529    6.851
750.01 - 800      11,681,268      2%   > 85.0     1,514,365        0%           169,294    6.710
800 +                830,646      0%   > 85.0       321,533        0%           138,441    7.302
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
Total:           636,934,155    100%            367,524,316       58%           136,652    8.013
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
FICO: Average            605             Min:           500     Max:                815
                 -----------                    -----------             ---------------


FICO             WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

--------------   -------   ------   ------   ----------   ------------   ----------   --------------
FICO NA                0    55.42    42.00        100.0          100.0        100.0            100.0
0 - 500              500    75.55    43.71        100.0          100.0         71.6             61.1
500.01 - 550         530    74.00    41.47         91.0           96.3         81.1             77.0
550.01 - 575         562    76.56    41.17         89.9           96.9         80.9             72.2
575.01 - 600         588    79.01    40.53         92.9           97.7         79.7             57.0
600.01 - 620         611    80.40    42.25         91.3           96.2         70.3             59.1
620.01 - 650         635    80.87    40.66         89.8           95.2         61.1             54.2
650.01 - 680         663    80.11    41.11         87.6           94.6         47.6             44.8
680.01 - 700         689    79.43    42.89         85.9           93.3         40.4             34.4
700.01 - 750         721    77.48    42.56         81.3           92.8         38.4             29.6
750.01 - 800         767    74.77    39.66         94.0           92.7         47.0             36.6
800 +                807    78.25    39.63         79.4           91.9         46.8             11.4
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
Total:               605    77.91    41.32         89.8           95.8         67.9             59.2
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
FICO: Average


Debt To Income (DTI) Ratio

                 Total Balance                   Adjusted Balance[1]
DTI              ------------------      FICO   --------------------    WA Loan Balance      WAC
                      Amount   %[2]                  Amount     %[2]
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
<= 20            293,761,462     46%    < 550    64,332,338       10%           123,950    8.455
20.001 - 25.00    12,046,796      2%    < 550     2,675,016        0%           106,609    7.629
25.001 - 30.00    23,566,628      4%    < 575    10,623,555        2%           125,354    7.787
30.001 - 35.00    35,560,657      6%    < 575    14,396,790        2%           138,368    7.618
35.001 - 40.00    50,078,984      8%    < 600    22,282,348        3%           138,723    7.662
40.001 - 45.00    86,145,722     14%    < 625    44,710,496        7%           161,928    7.598
45.001 - 50.00   102,792,287     16%    < 650    78,574,305       12%           163,162    7.615
50.001 - 55.00    32,981,620      5%    < 675    29,696,008        5%           157,055    7.660
55+                        0      0%    < 700             0        0%
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
Total:           636,934,155    100%            267,290,855       42%           136,652    8.013
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
DTI: Average           41.32             Min:          3.00     Max:              55.00
                 -----------                    -----------             ---------------


DTI              WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

--------------   -------   ------   ------   ----------   ------------   ----------   --------------
<= 20                604    75.57    16.25         91.3           96.7         68.0             60.9
20.001 - 25.00       604    76.21    23.12         89.1           92.0         75.6             63.0
25.001 - 30.00       591    78.20    28.18         93.2           96.0         77.4             69.1
30.001 - 35.00       597    79.04    33.07         93.9           95.6         71.3             57.0
35.001 - 40.00       610    79.23    37.99         89.6           95.4         63.3             58.8
40.001 - 45.00       619    80.86    43.15         87.1           95.3         53.6             52.5
45.001 - 50.00       608    81.25    48.05         88.3           94.9         68.8             53.7
50.001 - 55.00       579    77.79    52.94         82.0           94.4         94.8             72.5
55+
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
Total:               605    77.91    41.32         89.8           95.8         67.9             59.2
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
DTI: Average


Loan To Value (LTV) Ratio

                 Total Balance                   Adjusted Balance[1]
LTV              ------------------       DTI   --------------------    WA Loan Balance      WAC
                      Amount   %[2]                  Amount     %[2]
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
< 60.00           46,343,174      7%     > 50     1,373,104        0%           112,483    8.106
60.01 - 70.00     83,931,303     13%     > 50     3,550,434        1%           126,403    8.141
70.01 - 80.00    298,089,903     47%     > 50    18,316,501        3%           142,763    7.815
80.01 - 85.00     94,342,074     15%     > 50     7,064,953        1%           131,763    8.412
85.01 - 90.00     72,654,007     11%     > 50     1,814,615        0%           151,363    7.872
90.01 - 95.00     34,819,598      5%     > 50       532,908        0%           134,960    8.517
95.01 - 100.00     6,754,097      1%     > 50       329,106        0%           157,072    7.824
100+                       0      0%     > 50             0        0%
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
Total:           636,934,155    100%             32,981,620        5%           136,652    8.013
--------------   -----------   ----    ------   -----------   ------    ---------------   ------
LTV: Average           77.91             Min:          8.39     Max:             100.00
                 -----------                    -----------             ---------------


LTV              WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

--------------   -------   ------   ------   ----------   ------------   ----------   --------------
< 60.00              589    49.17    39.22         89.7           93.2         59.3             82.6
60.01 - 70.00        591    66.52    39.54         86.3           90.9         58.9             78.6
70.01 - 80.00        611    78.17    41.74         89.9           96.2         60.4             51.8
80.01 - 85.00        590    84.49    41.36         92.0           97.8         83.9             64.8
85.01 - 90.00        619    89.63    40.82         90.4           96.4         78.3             59.3
90.01 - 95.00        619    94.85    41.89         90.5          100.0         96.0             32.9
95.01 - 100.00       641    99.67    45.26         88.4          100.0         87.2             37.1
100+
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
Total:               605    77.91    41.32         89.8           95.8         67.9             59.2
--------------   -------   ------   ------   ----------   ------------   ----------   --------------
LTV: Average


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically. Principal Balance

Principal Balance

                              Total Balance
Scheduled Principal Balance   ---------------------    WA Loan Balance      WAC   WA FICO    WA LTV
                                   Amount      %[2]
---------------------------   -----------   -------    ---------------   ------   -------   -------
0 - $50K                       16,014,615         3%            38,589    9.570       579     71.24
$51 - $200K                   378,049,237        59%           111,816    8.283       597     77.70
$200.1 - $250K                 88,796,210        14%           224,233    7.714       611     77.47
$250.1 - $300K                 61,427,807        10%           273,012    7.630       615     79.37
$300.1 - $400K                 65,637,102        10%           347,286    7.138       632     79.40
$400.1 - $500K                 19,449,998         3%           452,326    7.237       623     78.87
$500.1 - $600K                  3,442,597         1%           573,766    7.418       623     82.76
$600.1 - $700K                  2,536,875         0%           634,219    7.156       619     79.46
$700.1 - $800K                    742,643         0%           742,643    7.500       638     85.00
$800.1 - $900K                    837,071         0%           837,071    7.875       721     70.00
$900.1 - $1000K                         0         0%
>$1000K                                 0         0%
---------------               -----------   -------    ---------------   ------   -------   -------
Total:                        636,934,155       100%           136,652    8.013       605     77.91
---------------               -----------   -------    ---------------   ------   -------   -------
Principal Balance:                Average   136,652               Min:   15,108      Max:   837,071
                                            -------                      ------             -------


Scheduled Principal Balance   WA DTI   % SFD/ PUD   % Owner Occ   % Full Doc   % Cashout Refi

---------------------------   ------   ----------   -----------   ----------   --------------
0 - $50K                       35.64         90.3          88.5         86.1             61.3
$51 - $200K                    40.39         90.0          95.9         73.3             60.6
$200.1 - $250K                 42.67         89.9          97.1         58.3             58.1
$250.1 - $300K                 42.69         90.8          97.9         55.5             59.2
$300.1 - $400K                 43.52         86.1          95.2         58.0             57.0
$400.1 - $500K                 41.15         95.2          95.3         54.8             55.5
$500.1 - $600K                 42.88        100.0          83.2         84.3             17.4
$600.1 - $700K                 42.20        100.0         100.0        100.0             51.2
$700.1 - $800K                 49.79        100.0         100.0        100.0              0.0
$800.1 - $900K                  0.00          0.0           0.0        100.0              0.0
$900.1 - $1000K
>$1000K
---------------               ------   ----------   -----------   ----------   --------------
Total:                         41.32         89.8          95.8         67.9             59.2
---------------               ------   ----------   -----------   ----------   --------------
Principal Balance:


Documentation Type

                Total Balance
Doc Type        ------------------    WA Loan Balance     WAC   WA FICO   WA LTV   WA DTI    % SFD/ PUD  % Owner Occ  % Cashout Refi
                     Amount   %[2]
-------------   -----------   ----    ---------------   -----   -------   ------   ------   -----------  -----------  --------------
Full Doc        432,431,376     68%           126,850   8.171       592    79.12    41.39          90.7         95.6            63.1
Stated Doc      184,471,392     29%           162,961   7.650       636    74.93    41.50          88.2         96.4            49.4
Limited Doc      15,223,453      2%           181,232   7.611       600    81.29    39.04          82.1         97.2            58.7
NINA                      0      0%
Other             4,807,933      1%           133,554   8.945       586    72.57       --          90.7         87.1            79.9
-------------   -----------   ----    ---------------   -----   -------   ------   ------   -----------  -----------  --------------
Total:          636,934,155    100%           136,652   8.013       605    77.91    41.32          89.8         95.8            59.2

Property Type

                Total Balance
Property Type   ------------------    WA Loan Balance     WAC   WA FICO   WA LTV   WA DTI   % Owner Occ   % Full Doc  % Cashout Refi
                     Amount   %[2]
-------------   -----------   ----    ---------------   -----   -------   ------   ------   -----------  -----------  --------------
Single Family   554,320,255     87%           135,431   8.038       604    77.91    41.11          96.8         68.8            59.8
PUD              17,581,405      3%           170,693   7.824       618    81.10    41.27          99.5         63.3            43.6
Townhouse           403,605      0%           100,901   7.966       656    85.38    47.11         100.0         75.1            23.8
2-4 Family       29,655,321      5%           166,603   7.824       613    74.34    42.71          78.6         60.5            72.1
Condo            33,038,728      5%           130,588   7.839       618    79.71    43.03          92.3         61.1            46.5
Manufactured      1,934,842      0%            64,495   8.485       596    71.70     0.00         100.0         86.1            48.5
Other                     0      0%
-------------   -----------   ----    ---------------   -----   -------   ------   ------   -----------  -----------  --------------
Total:          636,934,155    100%           136,652   8.013       605    77.91    41.32          95.8         67.9            59.2

Primary Mortgage Insurance

                       Total Balance
Mortgage Insurance     ------------------    WA Loan Balance     WAC   WA FICO   WA LTV
                            Amount   %[2]
--------------------   -----------   ----   ----------------   -----   -------   ------
Loans >80 LTV w/MI      79,286,670     12%           118,871   9.038       598    87.60
Loans >80 LTV w/o MI   129,283,105     20%           155,763   7.722       612    89.06
Other                  428,364,379     67%           135,387   7.911       605    72.75
--------------------   -----------   ----   ----------------   -----   -------   ------
Total:                 636,934,155    100%           136,652   8.013       605    77.91


Mortgage Insurance     WA DTI   % Owner Occ   % Cashout Refi   % Full Doc   Is MI down
                                                                            to 60 LTV
--------------------   ------   -----------   --------------   ----------   ----------
Loans >80 LTV w/MI         --         100.0             47.8        100.0           --
Loans >80 LTV w/o MI    41.43          96.3             62.1         96.3           --
Other                   41.26          94.9             60.4         94.9           --
--------------------   ------   -----------   --------------   ----------   ----------
Total:                  41.32          95.8             59.2         95.8           --

Loan Purpose

                        Total Balance
Loan Purpose            ------------------    WA Loan Balance     WAC   WA. FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ
                             Amount   %[2]
---------------------   -----------   ----    ---------------   -----   --------   ------   ------   ----------   -----------
Debt Consolidation                0      0%
Refinance - Cashout     376,854,508     59%           135,706   8.120        590    75.81    41.25         90.0          95.6
Purchase                181,124,562     28%           138,899   7.902        635    82.21    42.09         88.2          97.0
Refinance - Rate Term    78,955,085     12%           136,129   7.757        608    78.06    40.12         92.6          94.2
Other                             0      0%
---------------------   -----------   ----    ---------------   -----   --------   ------   ------   ----------   -----------
Total:                  636,934,155    100%           136,652   8.013        605    77.91    41.32         89.8          95.8

Fixed Vs. Floating Collateral

                  Total Balance
Collateral Type   ------------------    WA Loan Balance     WAC   WA FICO   WA LTV   WA DTI
                       Amount   %[2]
---------------   -----------   ----    ---------------   -----   -------   ------   ------
Fixed             170,885,863     27%           123,830   7.620       620    75.51    40.93
Floating            2,565,248      0%           197,327   6.768       641    79.17    43.22
A2/6              380,949,246     60%           140,468   8.222       596    78.34    41.48
A3/6               82,533,798     13%           148,442   7.899       614    80.82    41.45
Other                    0.00      0%
---------------   -----------   ----    ---------------   -----   -------   ------   ------
Total:            636,934,155    100%           136,652   8.013       605    77.91    41.32


Collateral Type   % SFD/ PUD   % Owner Occ   % Cashout Refi           Index   Margin

---------------   ----------   -----------   --------------   -------------   ------
Fixed                   90.9          95.0             68.2                    0.000
Floating               100.0          92.6             73.7      1 Year CMT    5.880
A2/6                    90.1          96.0             56.7   6 Month Libor    6.390
A3/6                    85.9          96.5             51.4   6 Month Libor    6.296
Other
---------------   ----------   -----------   --------------   -------------   ------
Total:                  89.8          95.8             59.2                    6.371

Lien Status

                       Total Balance
Lien Status            -----------------   WA Loan Balance    WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % Owner Occ  % Cashout Refi
                            Amount  %[2]
---------------------  -----------  ----   ---------------  -----  --------  ------  ------  ----------  -----------  --------------
First Lien             636,934,155   100%          136,652  8.013       605   77.91   41.32        89.8         95.8            59.2
Second Lien                      0     0%
Third Lien                       0     0%
---------------------  -----------  ----   ---------------  -----  --------  ------  ------  ----------  -----------  --------------
Total:                 636,934,155   100%          136,652  8.013       605   77.91   41.32        89.8         95.8            59.2

Occupancy Status

                       Total Balance
Occupancy Type         -----------------   WA Loan Balance    WAC  WA. FICO  WA LTV  WA DTI  % SFD/ PUD  % Owner Occ  % Cashout Refi
                            Amount  %[2]
---------------------  -----------  ----   ---------------  -----  --------  ------  ------  ----------  -----------  --------------
Primary Residence      610,168,691    96%          137,705  8.004       604   78.13   41.37        90.8        100.0            59.0
Second Home              6,297,940     1%          174,943  8.144       630   69.84   43.35        74.9          0.0            42.2
Investment              20,467,525     3%          105,503  8.224       620   73.80   39.94        64.4          0.0            68.9
Non-owner                        0     0%
Other                            0     0%
---------------------  -----------  ----   ---------------  -----  --------  ------  ------  ----------  -----------  --------------
Total:                 636,934,155   100%          136,652  8.013       605   77.91   41.32        89.8         95.8            59.2

Prepayment Penalty

                                         Total Balance
Prepayment Charges Term at Origination   ------------------    WA Loan Balance     WAC   # of Loans   WA FICO
                                              Amount   %[2]
--------------------------------------   -----------   ----    ---------------   -----   ----------   -------
0 Months                                  84,704,624     13%           124,018   8.278          683       600
6 Months                                           0      0%
12 Months                                 17,142,332      3%           199,329   7.263           86       630
24 Months                                323,280,992     51%           139,586   8.224        2,316       595
36 Months                                165,764,958     26%           134,768   7.737        1,230       616
60 Months                                 44,658,998      7%           132,519   7.304          337       641
Other                                      1,382,250      0%           153,583   7.490            9       616
--------------------------------------   -----------   ----    ---------------   -----   ----------   -------
Total:                                   636,934,155    100%           136,652   8.013        4,661       605


Prepayment Charges Term at Origination   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

--------------------------------------   ------   ------   ----------   -----------   --------------
0 Months                                  76.66    41.77         92.3          94.6             65.7
6 Months
12 Months                                 75.75    42.12         79.1          91.7             73.5
24 Months                                 78.32    41.41         90.1          96.2             56.4
36 Months                                 78.32    40.92         88.1          95.2             58.1
60 Months                                 76.56    41.31         93.3          98.5             64.6
Other                                     78.02    38.71         81.0         100.0             90.4
--------------------------------------   ------   ------   ----------   -----------   --------------
Total:                                    77.91    41.32         89.8          95.8             59.2

Section 32 Loans

                   Total Balance
                   -------------    WA Loan Balance   WAC   WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi
                   Amount   %[2]
----------------   ------   ----    ---------------   ---   -------   ------   ------   ----------   -----------   --------------
Section 32 Loans        0      0%                 0     0         0        0        0            0             0                0
----------------   ------   ----    ---------------   ---   -------   ------   ------   ----------   -----------   --------------
Total:                 --                         0     0         0     0.00     0.00          0.0           0.0              0.0

GA % and Top 5 States

State                                                                       %[2]
---------------------------------------------------------------------      -----
GEORGIA*                                                                    1.18
KENTUCKY                                                                    0.68
California                                                                 25.63
Florida                                                                    10.24
Texas                                                                       5.94
New York                                                                    4.45
Colorado                                                                    3.48

Top 5 MSA

MSA                                                                         %[2]
------------------------------------------------------------------------   -----
No MSA                                                                     63.90
San Diego                                                                   2.56
Minneapolis-St. Paul, MN-WI                                                 2.05
Phoenix-Mesa                                                                1.83
West Palm Beach-Boca Raton                                                  1.22
St. Loius,MO-IL                                                             1.06

Top 5 Originators

Originator                                                                  %[2]
------------------------------------------------------------------------   -----
Aames                                                                      41.15
Accredited                                                                 14.25
Wells Fargo                                                                44.60

Servicers

Servicer                                                                    %[2]
------------------------------------------------------------------------   -----
Chase                                                                      55.40
Wells Fargo                                                                44.60

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

       Standard & Poors: Analyst Name :                            Moody's: Analyst Name :
       ---------------------------------------------------------   ---------------------------------------------------------
       Foreclosure Frequency   Loss Severity   Cumulative Losses   Foreclosure Frequency   Loss Severity   Cumulative Losses
----   ---------------------   -------------   -----------------   ---------------------   -------------   -----------------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                                   Breakeven CDR           Cumulative Losses
                             ------------------------   ------------------------
                             25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
--------------------------   ------   ------   ------   ------   ------   ------
AA
A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                             Multiple of Default Ramp      Cumulative Losses
                             ------------------------   ------------------------
                             25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
--------------------------   ------   ------   ------   ------   ------   ------
AA
A
BBB
BBB-

FICO NA                             45964.05          10.6             0         55.42            42
0 - 500                          89130.92429   9.164291458           500   75.55058788   43.71073129
500.01 - 550                     117363.6153   9.070134743   530.3947308   73.99882005   41.47045998
550.01 - 575                     126869.1794   8.601210778   562.2894439   76.56056651   41.17133934
575.01 - 600                     126356.6114   8.187639625   588.4774209   79.01006546   40.52572606
600.01 - 620                     145097.9767   7.736197539   610.6820283   80.39664023   42.24865781
620.01 - 650                      151182.254   7.450149682   634.9874442   80.87191346   40.65531836
650.01 - 680                     163587.3108   7.131830291   663.3055771   80.11058429   41.11260582
680.01 - 700                     147466.0337   7.061344687   689.1834414    79.4287149   42.88650566
700.01 - 750                     176528.9499   6.850876123   721.2431207   77.47754155   42.55935255
750.01 - 800                     169293.7413   6.709624687    767.399295   74.76522069    39.6623547
800 +                            138440.9733   7.301742964   807.4171447   78.24905493   39.63127567
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

FICO NA                                  100           100           100           100
0 - 500                                  100           100   71.61231134   61.12704237
500.01 - 550                      90.9672914   96.32725238   81.09890514   76.95697037
550.01 - 575                     89.93389081   96.88794981    80.9190849   72.24982446
575.01 - 600                     92.90145651    97.7360812   79.72439942   57.02797584
600.01 - 620                     91.26357441   96.18588503   70.30744521   59.06147811
620.01 - 650                     89.80189615   95.17640772   61.11562438   54.20234979
650.01 - 680                     87.63369906   94.62740652   47.59248687   44.81902562
680.01 - 700                     85.89616389   93.31915512   40.41202777   34.37876526
700.01 - 750                     81.32244599   92.75150094   38.42048055   29.59607561
750.01 - 800                     93.97089022   92.70267895   46.98810771   36.56329925
800 +                            79.42342672   91.90284394   46.80599857   11.40680485
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

<= 20.00                         123949.9839   8.454773529   604.3234538   75.56999728   16.24817852
20.01 - 25.00                      106608.81   7.629395047   603.5327958    76.2110904   23.11525105
25.01 - 30.00                     125354.402   7.787244277   590.7791536   78.20213487   28.18207967
30.01 - 35.00                    138368.3137     7.6176939   596.5151485   79.04025551   33.07356725
35.01 - 40.00                    138722.9481   7.661550038   610.3751613   79.23216775   37.98712305
40.01 - 45.00                    161928.0495   7.597836376   619.0980603   80.85845608   43.15101546
45.01 - 50.00                    163162.3596   7.615297729   608.1010084   81.25219109   48.04817729
50.01 - 55.00                     157055.333   7.659629732   578.9356182   77.79163017   52.94139768
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

<= 20.00                         91.29406549   96.65308299   68.01490376   60.90666187
20.01 - 25.00                    89.09076894   92.02888803   75.63890005   62.96897421
25.01 - 30.00                    93.15994626   96.01009382   77.38416643   69.14075844
30.01 - 35.00                    93.93411288   95.58862071   71.34721813   57.01405675
35.01 - 40.00                    89.58324518   95.41560045    63.3185459   58.79247029
40.01 - 45.00                    87.05057743   95.28584681   53.60840019   52.51843706
45.01 - 50.00                    88.25356305   94.88512442   68.81837873   53.66971492
50.01 - 55.00                    82.02588914   94.39176477   94.83690048   72.54452799
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

<= 60.00                         112483.4318   8.106128311   588.8337707   49.16556224   39.22313172
60.01 - 70.00                    126402.5641   8.141426353   590.9059925   66.52044376   39.54100376
70.01 - 80.00                    142763.3633   7.815423722   610.8182774   78.17140973   41.74468889
80.01 - 85.00                    131762.6729   8.411745573   589.5299393   84.48752141   41.36122855
85.01 - 90.00                    151362.5155   7.872238745   618.9756818   89.63484773   40.81939439
90.01 - 95.00                    134959.6807   8.517382271   618.9313051   94.84955301   41.89380154
95.01 - 100.00                   157072.0181    7.82400996   641.2549828   99.66981856   45.26056663
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

<= 60.00                         89.68749165   93.23107186   59.29473891   82.56342154
60.01 - 70.00                    86.32515149   90.85272816   58.85616172   78.55749136
70.01 - 80.00                    89.90026002   96.23835411   60.44504722   51.81060014
80.01 - 85.00                    91.97625994   97.78600827    83.9110655   64.80930006
85.01 - 90.00                    90.35507487   96.35355106   78.33432586   59.34440588
90.01 - 95.00                    90.50581674           100   95.95196103   32.88810579
95.01 - 100.00                   88.35456175           100   87.15352714   37.09559356
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

BALCURR lt 50000                  38589.4326   9.570245426   579.4089168     71.243611   35.63970289
BALCURR between 50000 -200000     111815.805   8.283382753   597.0468838   77.69723056   40.38695689
BALCURR between 200000 -250000   224232.8544   7.714459589   611.0598178   77.46901868    42.6730016
BALCURR between 250000 -300000   273012.4747   7.629694764   614.6277421   79.36716125   42.68735541
BALCURR between 300000 -400000   347286.2563   7.138385236   632.3701248    79.4028091    43.5219767
BALCURR between 400000 -500000     452325.54    7.23667511   623.4904158   78.86957686   41.15370851
BALCURR between 500000 -500000   573766.0833   7.418297262   622.7404082    82.7569337   42.87633178
BALCURR between 600000 -700000     634218.79   7.155879702   619.1369367   79.45994333   42.19990048
BALCURR between 700000 -800000     742642.61           7.5           638            85         49.79
BALCURR between 800000 -900000     837071.37         7.875           721            70             0
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

BALCURR lt 50000                 90.29802917    88.5439714   86.11181458     61.292771
BALCURR between 50000 -200000    89.97144603   95.86507127   73.27344979   60.57626391
BALCURR between 200000 -250000   89.85712216   97.14135644   58.33410904   58.08073147
BALCURR between 250000 -300000   90.80960113   97.90667937   55.54113284    59.1776973
BALCURR between 300000 -400000   86.05851269   95.22221601   57.95889345   56.98989376
BALCURR between 400000 -500000   95.23866825   95.25418682   54.76808635   55.53429778
BALCURR between 500000 -500000           100   83.19931569   84.34000616   17.37242834
BALCURR between 600000 -700000           100           100           100   51.22666422
BALCURR between 700000 -800000           100           100           100             0
BALCURR between 800000 -900000             0             0           100             0
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

Full Doc                         126849.9197    8.17149811   592.2603421   79.11754111   41.39051215
Stated Doc                       162960.5941   7.649668678   636.2682783    74.9342244   41.50246321
Limited Doc                      181231.5795   7.610999803   599.8401387   81.29215559   39.04434893
Other                            133553.7061   8.945087523   585.8117401   72.57383555             0
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

Full Doc                         90.73391542   95.59708932           100   63.10091567
Stated Doc                       88.19201857   96.37935549             0   49.43838653
Limited Doc                      82.05748822   97.21197281             0   58.74498261
Other                            90.65668072   87.05453142             0   79.94403051
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

PUD                              170693.2509    7.82359454   618.4324949     81.099521   41.27107475
Single Family                    135431.2863   8.037629624    603.506566   77.90716095   41.10880765
Townhouse                        100901.1975   7.965875764   655.9888647   85.38351626   47.10569163
2-4 Family                       166602.9281   7.824168031   613.4895722   74.34265268   42.71098715
Condo                            130587.8561   7.839234734   617.8667528   79.70669861   43.02638609
Manufactured                     64494.72033   8.485439146   596.2252695   71.69589173             0
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

PUD                                      100    99.4749423   63.30721635   43.57392239
Single Family                            100   96.78654833     68.774615    59.7878365
Townhouse                                  0           100   75.06416116   23.75817195
2-4 Family                                 0   78.64749123   60.45809435     72.120368
Condo                                      0   92.34781956   61.05697681   46.47668486
Manufactured                               0           100   86.05377264   48.52035356
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

Loans >80 LTV w/o MI             155762.7776   7.721933476   611.5283388   89.05544595   41.43343036
Loans >80 LTV w/MI               118870.5701    9.03848801   597.9604798   87.59980862             0
Other                            135386.9719   7.910749106   604.5400385   72.75054867   41.25519936
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

Loans >80 LTV w/o MI             88.90737487   96.33516152   80.24136763   62.13239157
Loans >80 LTV w/MI               94.54047229           100   90.34867334   47.78712456
Other                            89.17675477   94.85777805    60.0092823   60.37827045
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

Refinance - Cashout              135705.6206   8.119592589   590.2206715   75.80835902   41.24527839
Purchase                         138899.2038   7.902119364   634.8400562   82.21389132   42.09094553
Refinance - Rate Term            136129.4561   7.757034391   608.2051638   78.05613125   40.11622589
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

Refinance - Cashout              89.97557085   95.55379056   72.40676491           100
Purchase                         88.19009532   96.98351408   55.87741213             0
Refinance - Rate Term            92.57255699   94.24213592   73.90974328             0
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

Fixed                            123830.3355   7.619946646   620.4454471   75.51353978   40.92895485
Floating                         197326.7546   6.767616767   641.1352253   79.16688871    43.2238235
A2/6                              140468.011         8.222   596.2076068   78.34328491   41.47993841
A3/6                              148442.083         7.899   613.5516587   80.82156769    41.4541809
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

Fixed                            90.89364558   95.04912369   71.36498529   68.17567928             0
Floating                                 100   92.55624742   95.70166361   73.66285443   5.880313136
A2/6                             90.07427621   96.00270742   67.85495812   56.71375014   6.390331938
A3/6                             85.87360183   96.50263307   60.01271025   51.38703579   6.296192967
                                 -----------   -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931   6.370853331

First Lien                       136651.8246   8.012806738   605.1395124   77.90853259    41.3203473
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

First Lien                       89.78976167   95.79776592   67.89263426   59.16694931
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

Primary Residence                137704.5115   8.004378369    604.379663   78.12960542   41.36679162
Second Home                      174942.7667    8.14436956   629.8426469   69.84373698   43.34953751
Investment                       105502.7036   8.223587102    620.188844   73.79957834   39.93597491
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738   605.1395124   77.90853259    41.3203473

Primary Residence                 90.7939955           100   67.75041316   59.01626439
Second Home                      74.92546054             0   58.84446589   42.21242531
Investment                       64.42579678             0    74.9166238    68.8760758
                                 -----------   -----------   -----------   -----------
Total:                           89.78976167   95.79776592   67.89263426   59.16694931

0 Months                         124018.4835    8.27835368           683   599.8940607   76.66036697
12 Months                        199329.4386   7.262620788            86   629.9210804   75.75339545
24 Months                        139585.9207     8.2244657          2316   594.6910967   78.32463771
36 Months                        134768.2583   7.737108324          1230   615.7479877   78.32068716
60 Months                        132519.2826   7.304455852           337   641.4970672    76.5576982
Other                            153583.3744   7.489703436             9   615.6938142   78.02191675
                                 -----------   -----------   -----------   -----------   -----------
Total:                           136651.8246   8.012806738          4661   605.1395124   77.90853259

0 Months                         41.77435468    92.3389808   94.60306756   65.65734022
12 Months                        42.12194698   79.11991432    91.6735185   73.52216236
24 Months                        41.41379685   90.09772654   96.22877289    56.3724916
36 Months                        40.92171394   88.11659139   95.22408308   58.09680141
60 Months                        41.31036208   93.30355438    98.5261591   64.58087932
Other                             38.7094903   80.99740498           100   90.39099118
                                 -----------   -----------   -----------   -----------
Total:                            41.3203473   89.78976167   95.79776592   59.16694931

                                 0

California                       25.62709799
Florida                          10.24047433
Texas                            5.940130839
New York                         4.453989382
Colorado                         3.475886064
More...